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                                 Sempra Energy

                                 EQUITY UNITS

                 (Initially Consisting of Income Equity Units)

                          __________________________

                              Purchase Agreement
                          __________________________

                                April 24, 2002

To the Representatives of the
   several Underwriters named in
   the respective Pricing Agreements
   hereinafter described

Ladies and Gentlemen:

     From time to time, Sempra Energy, a California corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its Equity Units (initially consisting of Income Equity Units) (the "Securities"). The Securities specified in such Pricing Agreement are referred to as the "Firm Designated Securities" with respect to such Pricing Agreement. If specified in such Pricing Agreement, the Company may grant the Underwriters the right to purchase at their election an additional number of Securities, for the sole purpose of covering over-allotments, if any, in the sale of the Firm Designated Securities, as provided in Section 3 hereof (the "Optional Designated Securities"). The Firm Designated Securities and any Optional Designated Securities are collectively called the "Designated Securities."

     Each Security initially will consist of a unit (referred to as "Income Equity Unit") of a certain stated amount (the "Stated Amount") comprised of (a) a stock purchase contract (the "Purchase Contract") under which (i) the holder will agree to purchase from the Company on a certain date (the "Purchase Contract Settlement Date"), a number of shares of common stock, without par value (the "Common Stock"), of the Company equal to the Settlement Rate (as defined in the applicable Purchase Contract Agreement referred to below) and
(ii) the Company will pay to the holder thereof contract adjustment payments of the percentage of the Stated Amount set forth in the applicable Pricing Agreement, and (b) a note as set forth in the applicable Pricing Agreement (the "Notes"), in a principal amount set forth in the applicable Pricing Agreement.
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     In accordance with the terms of the Purchase Contract Agreement identified in the applicable Pricing Agreement (the "Purchase Contract Agreement"), between the Company and the purchase contract agent named in the applicable Pricing Agreement (the "Purchase Contract Agent"), the Notes constituting a part of the Securities will be pledged by the Purchase Contract Agent, on behalf of the holders of the Income Equity Units, to the collateral agent named in the applicable Pricing Agreement (the "Collateral Agent"), pursuant to the Pledge Agreement identified in the applicable Pricing Agreement (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent, to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. The shares of Common Stock issuable pursuant to the Purchase Contracts are hereinafter called the "Shares." The rights and obligations of a holder of Securities in respect of the Notes and the Purchase Contracts will be evidenced by Security Certificates (the "Security Certificates") to be issued pursuant to the applicable Purchase Contract Agreement.

     The Notes will be issued pursuant to the indenture and, if indicated, the supplemental indenture identified in the applicable Pricing Agreement (the indenture and any supplemental indenture so identified are referred to herein collectively as the "Indenture").

     Pursuant to a Remarketing Agreement identified in the applicable Pricing Agreement (the "Remarketing Agreement") to be entered into among the Company, the Purchase Contract Agent and one or more nationally recognized investment banking firms to be selected by the Company to act as remarketing agent (the "Remarketing Agent"), certain Notes may be remarketed, subject to the terms and conditions set forth in the Remarketing Agreement.

     As used in this Agreement, the term "Operative Documents" means this Agreement, the applicable Pricing Agreement, the Purchase Contract Agreement, the Purchase Contracts, the Pledge Agreement, the Remarketing Agreement, the Notes and the Indenture.

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement applicable thereto and in or pursuant to the other Operative Documents identified in such Pricing Agreement.

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of such Firm Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Firm Designated Securities to be purchased by each Underwriter and the

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commission, if any, payable to the Underwriters with respect thereto, and shall set forth the date, time and manner of delivery of such Firm Designated Securities and the payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Operative Documents and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. 333-70640) and amendment no. 1 thereto (such registration statement, as amended, the "Initial Registration Statement") in respect of the Securities and certain other securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which, if so filed, became effective upon filing, no other document with respect to the Initial Registration Statement or any document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than documents filed after the filing date of the Initial Registration Statement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding any Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to

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any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Exchange Act, and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be, as of the date of filing of such document; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the Registration Statement conforms, and any further amendments or supplements to the Registration Statement will conform, in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date and the applicable time of delivery as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

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

          (d) The Company and its subsidiaries taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not subject it to material liability or disability; and each of Southern California Gas Company, a California corporation ("SCGC"), San Diego Gas & Electric Company, a California corporation ("SDG&E"), Pacific Enterprises, a California corporation ("PE"), and Enova Corporation, a California corporation ("Enova") (collectively, SCGC, SDG&E, PE and Enova are referred to herein as the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and, except for the outstanding preferred stock of SCGC and PE and outstanding preferred and preference stock of SDG&E, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (g) The Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at each Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms to the description thereof contained in the Prospectus as amended or supplemented;

          (h) The Notes have been duly authorized and, when Notes are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated

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Securities at each Time of Delivery for such Designated Securities, such Notes will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture. At each Time of Delivery of the Designated Securities specified in the Pricing Agreement, the Notes will conform to the description thereof contained in the Prospectus.

          (i) The Pledge Agreement and the Purchase Contract Agreement have been duly authorized and, upon execution and delivery thereof, will constitute valid and legally binding agreements of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

          (j) The Remarketing Agreement has been duly authorized and, upon execution and delivery thereof, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, (a) subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles, and (b) except as rights to indemnification and contribution thereunder may be limited by applicable law.

          (k) The Securities (which include the Income Equity Units) have been duly authorized and executed and, when the Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement applicable to such Securities at each Time of Delivery for such Securities, such Securities will have been duly issued and delivered and will constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles, and will conform in all material respects to the description thereof in the Prospectus. The Income Equity Units and the Shares have been duly registered under the Exchange Act; and the issuance of the Securities will not be subject to preemptive or other similar rights.

          (l) The Growth Equity Units (as such term is defined in the Purchase Contract Agreement) have been duly authorized and when such Growth Equity Units are issued and delivered pursuant to the Purchase Contract Agreement, such Growth Equity Units will have been duly executed, issued and delivered and upon execution and delivery will constitute the valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles, and will conform in all material respects to the description thereof in the Prospectus.

          (m) The Shares to be issued and sold by the Company pursuant to the Purchase Contract Agreement have been duly authorized by the Company and, when such Shares are issued and delivered pursuant to the Purchase Contract Agreement, such Shares will be validly

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issued and fully paid and non-assessable, and the issuance of such Shares is not and will not be subject to preemptive or other similar rights.


          (n) Each of this Agreement and the applicable Pricing Agreement has been duly authorized, executed and delivered by the Company.

          (o) The execution, delivery and performance of each of the Operative Documents by the Company and the consummation of the transactions contemplated thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the material properties or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective material properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Operative Documents, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (p) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Debt Securities", "Description of the Notes", "Description of the Equity Units", "Description of the Purchase Contracts", "Description of the Purchase Contract Agreement and the Pledge Agreement", "Certain United States Federal Income Tax Consequences", "ERISA Considerations", "Description of Sempra Energy's Common Stock and Preferred Stock", "Description of Securities Purchase Contracts and Securities Purchase Units" (or similar caption), insofar as they purport to constitute a summary of the terms of the Securities or the Operative Documents, and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

          (q)  Neither the Company nor any of its Significant Subsidiaries is
(i) in violation of its Articles of Incorporation or By-laws or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (ii) for such defaults which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

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          (r)  Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (s) The Company is not and after giving effect to the offering and sale of the Securities, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (t) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries taken as a whole, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (u) The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and Prospectus present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations for the periods specified; and, except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis;

          (v) The Company has received an order from the Commission exempting the Company from all of the provisions of the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), except for Section 9(a)(2) thereof;

          (w) The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal, local or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them, except where the failure to possess such certificates, authorities or permits, individually or in the aggregate, would not have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse affect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (x) The Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable state, federal, local and foreign laws and regulations relating to the operation and ownership of a public utility, including, without limitation, those relating to the distribution and transmission of natural gas, except to the extent that any failure so to comply or conform would not individually or in the aggregate have a

                                       8
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material adverse effect on the consolidated financial position, shareholders'
equity or results of operations of the Company and its subsidiaries, taken as a whole; and

          (y) The Company is in compliance in all respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") except for such non-compliance which would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability, other than any liability which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
(ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), other than any liability which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, other than with respect to any such failures to qualify liability which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole.

     3. Upon the execution of the Pricing Agreement applicable to any Firm Designated Securities and authorization by the Representatives of the release of such Firm Designated Securities, the several Underwriters propose to offer such Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The Company may specify in the Pricing Agreement applicable to any Designated Securities that the Company thereby grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Designated Securities set forth in such Pricing Agreement, on the terms set forth therein, for the sole purpose of covering over-allotments, if any, in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised in whole or in part from time to time by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date or dates on which such Optional Designated Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives, and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

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

     The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in
Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which the Company has been advised by the Representatives have been allocated to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

     4. Firm Designated Securities and Optional Designated Securities, if any, to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery." The Optional Designated Securities, if any, shall be delivered by or on behalf of the Company to the Representatives in the manner and at the place and time or times and date or dates specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Designated Securities, or at such other places and times and dates as the Representatives and the Company may agree upon in writing, such times, dates and places, if not the First Time of Delivery, being herein called a "Subsequent Time of Delivery." Each such time and date for delivery is herein called a "Time of Delivery."

     The Notes underlying the Securities will be pledged with the Collateral Agent to secure the holders' obligations to purchase Shares under the Purchase Contracts. Such pledge shall be effected by the transfer to the Collateral Agent of the Notes to be pledged at each Time of Delivery, in accordance with the Pledge Agreement.

     5.   The Company agrees with each of the Underwriters of any Designated
Securities:

          (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the last Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use commercially reasonable efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the New York business day next succeeding the date of any Pricing Agreement for such Designated Securities, or such later time or date as agreed to by the Company and the Representatives, and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance ;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
158);

          (e) During the period of ninety (90) days from the date of the Pricing Agreement for such Designated Securities, the Company will not, without the prior written consent of each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. directly or indirectly, (A) offer, pledge, sell or contract to sell any Securities, purchase contracts, Common Stock or any similar securities or any security convertible into such securities; (B) sell any option or contract to purchase any Securities, purchase contracts, Common Stock or any similar securities or any security convertible into such securities; (C) purchase any option or contract to sell any Securities, purchase contracts, Common Stock or any similar securities or any security convertible into such securities; (D) grant any option, right or warrant for the sale of any Securities, purchase contracts, Common Stock or any similar securities or any security convertible into such securities; or (E) lend or otherwise dispose of or transfer any Securities, purchase contracts, Common Stock or any similar securities or any security convertible into such securities; or enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of Securities, purchase contracts, Common Stock or any similar securities or any security convertible into such securities. The foregoing sentence shall not apply (i) in connection with the offering and sale of any Securities to the Underwriters pursuant to this Agreement; (ii) to any purchases, issuances or grants of options, rights or warrants under the Company's employee or director compensation and benefits plans, or used for similar employee compensation or benefit purposes; or (iii) to any purchases and issuances under the Company's direct stock purchase and dividend reinvestment plan;

          (f) To apply for the listing of the Income Equity Units and the Shares on the New York Stock Exchange, and to use its reasonable best efforts to complete that listing, subject only to official notice of issuance, prior to the First Time of Delivery and to register the Income Equity Units under the Exchange Act;

          (g) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

          (h) To reserve and keep available at all times, free of preemptive or other similar rights and liens and adverse claims, sufficient shares of Common Stock to satisfy its obligation to issue Shares upon settlement of the Purchase Contracts; and

          (i) To apply the net proceeds from the sale of the Securities as set forth in the Prospectus.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities and the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any other Operative Document, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Shares; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in
Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required review by the NASD Regulation, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities and the Shares; (vii) the fees and expenses of any Trustee, Purchase Contract Agent, Collateral Agent and any transfer agent, and any agent of any Trustee, Purchase Contract Agent, Collateral Agent and any transfer agent, and the reasonable fees and disbursements of counsel for any Trustee, Purchase Contract Agent, Collateral Agent and any transfer agent, in connection with any Indenture, the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement, the Securities and the Shares; (viii) any fees and expenses in connection with listing the Securities and the Shares, and the cost of registering the Securities and the Shares, under Section 12 of the Exchange Act; and (ix) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Option which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of the applicable Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the Registration Statement and the Prospectus as amended or supplemented, as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Gary W. Kyle, Chief Corporate Counsel of the Company, shall have furnished to the Representatives a written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of California, with the corporate and legal power and authority to own its properties and conduct its business as now conducted and to own, or hold under lease, its assets and to execute and deliver, and to perform its obligations under, and is duly qualified to engage in the activities contemplated by, each of the Operative Documents, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not subject it to material liability or disability; and each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

     (ii) The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and, except for the outstanding preferred stock of SCGC and PE and the outstanding preferred and preference stock of SDG&E, are owned of record directly or indirectly by the Company and, to such counsel's knowledge, free and clear of all liens, encumbrances, equities or claims;

     (iii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected individually or in the aggregate to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened by governmental authorities or others;

     (iv) The Company is in compliance in all respects with all presently applicable provisions of ERISA except for such non-compliance which would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability, other than any liability which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), other than any liability which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and each "pension plan" for which the Company would have any liability that is intended to be qualified under
     Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, other than with respect to any such failures to qualify liability which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

     (v) Each of this Agreement and the Pricing Agreement with respect to the Designated Securities has been duly authorized, executed and delivered by the Company;

     (vi) The Notes have been duly authorized, executed, authenticated, issued and delivered and the Notes and the Indenture conform to the descriptions thereof in the Prospectus;

     (vii) The indenture has been duly authorized, executed and delivered by the Company; and the Indenture has been duly qualified under the Trust Indenture Act;

     (viii) Each of the Pledge Agreement, the Purchase Contract Agreement and the Remarketing Agreement has been duly authorized by the Company; and each of the Pledge Agreement and the Purchase Contract Agreement has been duly executed and delivered by the Company;

     (ix) The Securities (which include the Income Equity Units) have been duly authorized, executed and delivered by the Company;

     (x) The Growth Equity Units have been duly authorized, executed and delivered by the Company;

     (xi) The Shares to be issued and sold by the Company pursuant to the Purchase Contract Agreement have been duly authorized by the Company and, when such Shares are issued and delivered against payment therefor pursuant to the Purchase Contract Agreement, such Shares will be validly issued and fully paid and non-assessable;

     (xii) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Operative Documents with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of their respective material properties or assets is subject, nor will such actions result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective material properties;

     (xiii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective material properties is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by the Operative Documents, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

     (xiv) Neither the Company nor any of its Significant Subsidiaries is (i) in violation of its By-laws or Articles of Incorporation or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of clause (ii) for such defaults which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

     (xv) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement;

     (xvi) There are no preemptive or other rights to subscribe for or to purchase any shares of the Common Stock (including the Shares) pursuant to the Company's Articles of Incorporation or By-laws or any agreement or other instrument to which the Company is a party, nor are there any restrictions upon the voting or transfer of any shares of the

     Common Stock (including the Shares) pursuant to the Company's Articles of Incorporation or By-laws or any agreement or other instrument to which the Company is a party other than pursuant to the Company's employee benefits and compensation plans and related agreements as in effect on the date of this Agreement;

     (xvii) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Debt Securities", "Description of the Notes", "Description of the Equity Units", "Description of the Purchase Contracts", "Description of the Purchase Contract Agreement and the Pledge Agreement", "Description of Sempra Energy's Common Stock and Preferred Stock", "Description of Securities Purchase Contracts and Securities Purchase Units" (or similar caption), insofar as they purport to constitute a summary of the terms of the Company's capital stock, the Notes, the Securities, the Shares or the Indenture, and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair in all material respects;

     (xviii) The Company is not, and after giving effect to the offering and sale of the Designated Securities, will not be, an "investment company," as such term is defined in the Investment Company Act;

     (xix) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; it being understood that such counsel expresses no belief with respect to the financial statements or schedules or other financial data included or incorporated by reference in, or omitted from, the Prospectus as amended or supplemented;

     (xx) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the First Time of Delivery for the Designated Securities (in each case, excluding the documents incorporated by reference therein) comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act, and the requirements under the Trust Indenture Act and the rules and regulations of the Commission thereunder, it being understood, however, that such counsel expresses no opinion with respect to the financial statements, schedules or other financial data included or incorporated by reference in, or omitted from the Registration Statement or the

     Prospectus as amended or supplemented or with respect to any Form T-1. In passing upon the compliance as to the form of the Registration Statement and the Prospectus as amended or supplemented (in each case, excluding the documents incorporated by reference therein), except for those statements referred to in the opinion in subsection (xvii) of this Section 7(c), such counsel has assumed that the statements made and incorporated by reference therein are correct and complete; and

     (xxi) The Company has received an order from the Commission exempting the Company from all of the provisions of the 1935 Act, except for Section 9(a)(2) thereof.

           (d) Counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

     (i) The Indenture constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

     (ii) The Pledge Agreement and the Purchase Contract Agreement, assuming the due authorization thereof, and upon due execution and delivery thereof, will constitute legally valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; provided, however, that upon the occurrence of a Termination Event (as defined in the Purchase Contract Agreement), Section 365(e)(1) of the Bankruptcy Code (11 U.S.C. (S)(S) 101-1330, as amended) would not substantively limit the provisions of Sections
     3.15 and 5.06 of the Purchase Contract Agreement or Section 5.04 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in (1) the Notes, (2) the Treasury securities or (3) the applicable ownership interest of the Treasury portfolio, as applicable, and the transfer of such securities to the Purchase Contract Agent (for the benefit of the holders of the Securities) and, provided, further, however, that (i) the foregoing opinion is subject to the equitable powers of the Bankruptcy Court and the Bankruptcy Court's power under Section 105(a) of the Bankruptcy Code and
     (ii) procedural restrictions respecting relief from the automatic stay under Section 362 of the Bankruptcy Code may delay the timing of the exercise of such rights and remedies;

     (iii) The Remarketing Agreement, assuming the due authorization thereof, and upon due execution and delivery thereof, will constitute a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

     (iv) The Securities, assuming the due authorization thereof, and upon due execution and authentication in accordance with the terms of the Purchase Contract Agreement and, assuming due authorization of the Notes and upon due execution and authentication of the Notes in accordance with the terms of the Indenture, and when delivered to and paid for by the Underwriters in accordance with the terms of the Purchase Agreement and the

     Pricing Agreement, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; provided, however, that upon the occurrence of a Termination Event (as defined in the Purchase Contract), Section 365(e)(1) of the Bankruptcy Code (11 U.S.C.
     (S)(S) 101-1330, as amended) would not substantively limit the provisions of Sections 3.15 and 5.06 of the Purchase Contract Agreement or Section
     5.04 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in (1) the Notes, (2) the Treasury securities or (3) the applicable ownership interest of the Treasury portfolio, as applicable, and the transfer of such securities to the Purchase Contract Agent (for the benefit of the holders of the Securities) and, provided, further, however, that (i) the foregoing opinion is subject to the equitable powers of the Bankruptcy Court and the Bankruptcy Court's power under Section 105(a) of the Bankruptcy Code and
     (ii) procedural restrictions respecting relief from the automatic stay under Section 362 of the Bankruptcy Code may delay the timing of the exercise of such rights and remedies; and the Securities will be entitled to the benefits of the Purchase Contract Agreement;

     (v) The Notes, assuming the due authorization thereof, and upon due execution and authentication in accordance with the terms of the Indenture, and when delivered to and paid for by the Underwriters as components of the Income Equity Units in accordance with the terms of the Purchase Agreement and the Pricing Agreement, will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture;

     (vi) Based on such facts and assumptions and subject to the limitations set forth in the Prospectus, the statements set forth in the Prospectus under the captions "Certain United States Federal Income Tax Consequences" and "ERISA Considerations," insofar as they purport to summarize the provisions of specific statutes and regulations referred to therein, are accurate summaries in all material respects;

     (vii) The provisions of the Pledge Agreement are effective to create, in favor of the Collateral Agent for the benefit of the Company, a valid security interest in all Security Entitlements (as such term is defined in Section 8102(a)(17) or such successor provision of the Uniform Commercial Code as in effect in the State of New York with respect to the Notes and as defined in the Federal Book-Entry Regulations with respect to treasury securities now or hereafter credited to the Collateral Account (as defined in the Pledge Agreement) and relating to the Notes or the treasury securities (the "Pledged Securities Entitlements");

     (viii) The provisions of the Pledge Agreement are effective to perfect the security interest of the Collateral Agent for the benefit of the Company in the Pledged Security Entitlements; and

     (ix) The Registration Statement and the Prospectus as amended or supplemented (in each case, excluding the documents incorporated by reference therein) comply as to form in all material respects with the requirements for registration statements on Form S-3 under the Act, and the requirements under the Trust Indenture Act and the rules and regulations of the Commission thereunder; it being understood, however, that such counsel expresses no opinion with respect to the financial statements, schedules or other financial data included or incorporated by reference in, or omitted from, the Registration Statement or the Prospectus as amended or supplemented or with respect to any Form T-1. In passing upon the compliance as to form of the Registration Statement and the Prospectus as amended or supplemented (in each case, excluding the documents incorporated by reference therein), such counsel has assumed that the statements made and incorporated by reference therein are correct and complete.

     In addition, such counsel shall provide a statement to the effect that such counsel has participated in telephone conferences with officers and other representatives of the Company, and representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectus as amended or supplemented and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented and has not made any independent check or verification thereof (except with respect to the statements referred to in subsection (vi) of this Section 7(d)), during the course of such participation, no facts came to such counsel's attention that caused them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (including the documents incorporated by reference), as of its date and as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no belief with respect to the financial statements or other financial data included or incorporated by reference in, or omitted from, the Registration Statement or Prospectus as amended or supplemented.

          (e) Counsel for U.S. Bank Trust National Association (the "Bank"), as Purchase Contract Agent, satisfactory to the Representatives shall have furnished to the Representatives their written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

     (i) the Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the United States of America;

     (ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement, has duly executed and delivered the Purchase Contract Agreement and the Pledge Agreement, and , insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the other parties thereto, each of the Purchase Contract Agreement, the Pledge Agreement and the Remarketing Agreement will constitute a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

     (iii) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Remarketing Agreement, the Purchase Contract Agreement or the Pledge Agreement or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made; and

     (iv) the execution, delivery and performance by the Bank of the Purchase Contract Agreement and the Pledge Agreement do not, and the execution, delivery and performance by the Bank of the Remarketing Agreement will not, conflict with or constitute a breach of the charter or bylaws of the Bank.

            (f) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at each Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement to the effect set forth in Annex II hereto, and a letter dated each Time of Delivery reaffirming the statements made in their letter dated the date of the Pricing Agreement, except that the specified date referred to in such letter delivered on each such Time of Delivery shall be a date not more than three days prior to such Time of Delivery, and with respect to such letter dated each such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

            (g) (i) The Company and its subsidiaries taken as a whole shall have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the

Designated Securities, the effect of which, in any such case described in clause
(i) or (ii), is in the judgment of the Representatives so material and adverse to the Company and its subsidiaries, taken as a whole, as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Optional Designated Securities or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (h) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock, except for a reduction in the rating by Moody's Investors Service, Inc. of (v) the Company's senior unsecured debt from "A2 negative outlook" to "A3 negative outlook", (w) trust preferred securities issued by Sempra Energy Capital Trust I from "A3 negative outlook" to "Baa1 negative outlook", (x) the Company's short-term debt securities from "Prime-1 negative outlook" to "Prime-2 negative outlook", (y) Sempra Energy Global Enterprise's ("SEGE") commercial paper from "Prime-1 negative outlook" to "Prime-2 negative outlook", and (z) the Company's guarantee of the debt associated with the Sempra Energy Employee Stock Option Plan from "A2/Prime-1 negative outlook" to "A3/Prime-2 negative outlook"; provided that after any such reduction none of the ratings in subclauses (v)-(z) above shall be under review by Moody's Investors Service, Inc. for possible downgrade;

          (i) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or California State authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States; or
(iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Firm Designated Securities or Optional Designated Securities or both on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York business day next succeeding the date of any Pricing Agreement for such Designated Securities;

          (k) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities a certificate of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections
(a) and (g) of this Section and as to such other matters as the Representatives may reasonably request; and

          (l) The New York Stock Exchange, Inc. shall have approved the Income Equity Units and the Shares for listing, subject only to official notice of issuance.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection unless the indemnifying party is materially prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or Optional Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Securities or Optional Designated Securities, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this

Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Designated Securities or Optional Securities, as the case may be, to be purchased at the respective Time of Delivery then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Designated Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of Firm Designated Securities or Optional Designated Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or the Over-allotment Option relating to such Optional Designated Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities with respect to which such Pricing Agreement or Over-allotment Option, as the case may be, shall have been terminated except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the
Registration Statement, Attention:   Secretary; provided, however, that any
notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business. 15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                           (Signature Page Follows)

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and for each of the Representatives plus one for each counsel counterparts hereof.

                                           Very truly yours,

                                           Sempra Energy

                                           By: /s/ Frank H. Ault
                                              -----------------------------
                                              Name:  Frank H. Ault
                                              Title: Sr. Vice President and
                                                     Controller

Accepted as of the date hereof:

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated


By: /s/ Karl Newlin
   ------------------------------
      Authorized Signatory

Salomon Smith Barney Inc.

By: /s/ Arthur H. Tildesley
   ------------------------------
   Name: Arthur H. Tildesley
   Title: Managing Director

                                    ANNEX I

                               Pricing Agreement
                               -----------------

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
        INCORPORATED
SALOMON SMITH BARNEY INC.
As Representatives of the several
Underwriters named in Schedule I hereto,

c/o  MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

                              _________ __, 2002

Ladies and Gentlemen:

     Sempra Energy, a California corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Purchase Agreement, dated _____________, 2002 (the "Purchase Agreement") between the Company on the one hand and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. on the other hand, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" consisting of the Firm Designated Securities and the Optional Designated Securities the Underwriters may elect to purchase). Each of the provisions of the Purchase Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Purchase Agreement shall be deemed to be a representation and warranty as of the date of the Purchase Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Purchase Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Purchase Agreement and

                                   Annex I-1
the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Purchase Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in
Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in
Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

     The Company hereby grants to the Underwriters the right to purchase at their election up to the aggregate number of Optional Designated Securities set forth in Schedule II hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised in whole or in part from time to time and may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than ten or later than ten business days after the date of such notice.

                                   Annex I-2

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and for each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Purchase Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, on the one hand, and the Company, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                           Very truly yours,

                                           Sempra Energy

                                           By:_________________________________
                                              Name:
                                              Title:
Accepted as of the date hereof:

Merrill Lynch, Pierce, Fenner & Smith
          Incorporated

By:______________________________________
          Authorized Signatory

Salomon Smith Barney Inc.

By:______________________________________
   Name:
   Title:

                                   Annex I-3

                                  SCHEDULE I

                                                    Number of Firm
                                                      Designated
                                                      Securities
Underwriter                                        to be Purchased
--------------------------------------------       ---------------
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated...........................

Salomon Smith Barney Inc....................

[Names of other Underwriters]...............
                                                    --------------
     Total..................................
                                                    ==============

                                 Schedule I-1

                                  SCHEDULE II

Title of Designated Securities:

     Equity Units (Initially Consisting of Income Equity Units)

Aggregate Number of Firm Designated Securities:

     . Equity Units (Initially Consisting of Income Equity Units) with a stated amount of

Aggregate Number of Optional Designated Securities that may be purchased by the
Underwriters:

     .  Equity Units (Initially Consisting of Income Equity Units)

Price to Public:

     $ . per Income Equity Units, plus accrued interest and accumulated contract adjustment payments from , 2002, if settlement occurs after that date

Purchase Price by Underwriters:

     $ . per Income Equity Unit

Commission Payable to the Underwriters:

     $ . per Income Equity Unit

Contract Adjustment Payments:

     . % of the Stated Amount

Contract Adjustment Payment Dates:

     ____________, ____________, ____________ and ____________, commencing
     ____________, 2002

Title of the Notes:

     . % Notes due to be issued pursuant to the Base Indenture and Supplemental Indenture referenced below

Aggregate principal amount of Notes:

     $ .

Aggregate principal amount of Notes included in each Income Equity Unit:

     $ .

                                 Schedule II-1

Note Interest Rate Reset Date:

     On or after __________, 200.

Purchase Contract Agreement:

     Purchase Contract Agreement to be dated as of . (the "Purchase Contract Agreement"), between the Company and . , a . corporation, as purchase contract agent (the "Purchase Contract Agent")

Purchase Contract Settlement Date:

     .

Settlement Rate:

     .

Pledge Agreement:

     Pledge Agreement to be dated as of . (the "Pledge Agreement") among the Company, the Purchase Contract Agent and . , a . corporation, as collateral agent (the "Collateral Agent")

Remarketing Agreement:

     Remarketing Agreement (the "Remarketing Agreement"), to be entered into among the Company, the Purchase Contract Agent and one or more nationally recognized investment banking firms to be selected by the Company to act as remarketing agent (the "Remarketing Agent")

Form of Designated Securities:

     [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the
     Representatives]]

     [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified funds for payment of purchase price:

     Federal (same day) funds

Time of Delivery:

     ______a.m. (New York City time), _____, 2002


                                 Schedule II-2

Indenture:

     Indenture dated ____________ (the "Base Indenture"), between the Company and . , as Trustee

     Supplemental Indenture dated ____________ (the "Supplemental Indenture"), between the Company and . , as Trustee

     Collectively, the Base Indenture and the Supplemental Indenture are referred to as the "Indenture" in the Purchase Agreement

Maturity of Notes:

     _________

Interest Rate:

     [_______%] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

     [____________, ____________, ____________ and ____________, commencing
     ____________, 200__]

Redemption Provisions:

     [No provisions for redemption]

     [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of $___ or an integral multiple thereof,

     [on or after ______ at the following redemption prices (expressed in
     percentages of principal amount).   If [redeemed on or before ___, ___%,
     and if] redeemed during the 12-month period beginning ____,

                             Year  Redemption Price

                                     __.__

     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

     [on any interest payment date falling on or after _____, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

                                 Schedule II-3

     [Restriction on refunding]

Sinking Fund Provisions:

     [No sinking fund provisions]

     [The Designated Securities are entitled to the benefit of a sinking fund to retire [$______] principal amount of Designated Securities on _______ in each of the years __ through __ at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$___] principal amount of Designated Securities in the years ___ through ___ at 100% of their principal amount plus accrued interest.]

     [If Designated Securities are extendable debt securities, insert--

Extendable provisions:

     Designated Securities are repayable on ______ [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be __%, and thereafter the annual interest rate will be adjusted on __ and ___ to a rate not less than ___% of the effective annual interest rate on U.S. Treasury obligations with ___-year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

     [If Designated Securities are floating rate debt securities, insert--

Floating rate provisions:

     Initial annual interest rate will be ___% through ____ [and thereafter will be adjusted [monthly] [on each __, ___, and ] [to an annual rate of ___% above the average rate for ____-year [month][securities][certificates of deposit] issued by ___ and ___ [insert names of banks]____] [and the annual interest rate [thereafter] [from ___ through ___] will be the interest yield equivalent of the weekly average per annum market discount rate for ___-month Treasury bills plus ____% of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for ___-month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for ___-month Treasury bills); [from ___ and thereafter the rate will be the then current interest yield equivalent plus ___% of Interest Differential].]

Defeasance provisions:

Closing location for delivery of Designated Securities:

Additional Closing Conditions:

                                 Schedule II-4

Names and addresses of Representatives:

Designated Representatives:

Address for Notices, etc.:

[Other Terms]:

                                 Schedule II-5

                                   ANNEX II

     Pursuant to Section 7(e) of the Purchase Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

     (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

     (ii) in their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives and are attached to such letters;

     (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited statements of consolidated income, consolidated balance sheets and condensed statements of consolidated cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached to such letters; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

     (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                                  Annex II-1

     (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

     (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

        (A) (i) the unaudited statements of consolidated income, consolidated balance sheets and condensed statements of consolidated cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited statements of consolidated income, consolidated balance sheets and condensed statements of consolidated cash flows included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

        (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

        (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

        (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules

                                  Annex II-2
     and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

        (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

        (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated revenues or income before interest and income taxes or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (vii) In addition to the audit referred to in their report(s) incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
     (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Purchase Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                  Annex II-3